The Tile Shop

Investor Presentation

January 12, 2016



Forward Looking Statements and Non-GAAP Information

These slides and accompanying oral presentation contain "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include any statements regarding the Company's strategic and operational plan and expected financial performance (including the financial performance of new stores). Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements, including but not limited to unforeseen events that may affect the retail market or the performance of the Company's stores. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. Investors are referred to the most recent reports filed with the SEC by the Company.

Factors that could materially affect actual results, levels of activity, performance or achievements include those listed under the caption "Risk Factors" in our 2014 Annual Report.

If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

These slides and accompanying oral presentation contain also contain non-GAAP measures of financial results. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and our board of directors. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other specialty retailers, many of which present similar non-GAAP financial measures to investors. Our management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in our consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Company Snapshot

- Founded in 1985
- Dedicated retailer to the home tile market with a strong growth story
- Operate 114 stores in 31 states with a long-term goal of 300-400 stores (1)
    - Four distribution centers that are well-positioned to support near term growth
- Key Differentiation Points drive nearly 70% Gross Margin and very strong Operating Margins
    - Broad product assortment
        - Products include stone tile, ceramic tile, application materials and accessories
        - Diverse offering of ~4,000+ product SKUs
    - Vertically integrated value chain
    - Striking visual product presentation supports sales of finishing pieces and protection/maintenance materials
    - Knowledgeable and motivated sales force

(1) Store count as of December 31, 2015

The Tile Shop
WWW.TILESHOP.COM

Historical Financial Performance


Net Sales
($ in Millions)
$116
$135
$153
$183
$229
$257
Approx. $293
2009
2010
2011
2012
2013
2014
2015 Outlook


Growth vs. Macro/Industry Indicators(1)
TTS Same Store Sales Growth
Existing Home Sales
Floor Covering Stores
6.4%
2.3%
2.4%
7.1%
9.0%
6.0%
12.4%
8.8%
3.0%
-0.4%
-3.0%
-3.2%
2011
2012
2013
2014


Adjusted EBITDA (2)
($ in Millions)
$32
$38
$43
$51
$54
$48
$57 to $60
2009
2010
2011
2012
2013
2014
2015 Outlook


Adjusted EBITDA Margin (2)
27%
28%
28%
28%
24%
18.5%
+100 to 200bps
2009
2010
2011
2012
2013
2014
2015 Outlook

(1) Existing Home Sales Per National Association of Realtors. Seasonally Adjusted Annual Rate. Floor Covering Stores growth is per Government Census bureau data

(2) See Adjusted EBITDA reconciliation in appendix for detail

Note: All 2015 financial information is unaudited.

Q3 2015 Year to Date Results

($ Millions, except per share amounts)	2015	2014	Growth / Change
Sales	$221.1	$193.9	+14.0%
Comparable Store Sales Growth	6.6%	(0.5%)	+710bps
Gross Margin	69.2%	69.6%	(40bps)
Non-GAAP EPS (1)	$0.25	$0.20	+25.0%
Adjusted EBITDA (2)	$44.2	$37.2	+18.8%
Adjusted EBITDA Margin	20.0%	19.2%	+80bps

Additional Q3 YTD 2015 Highlights:

- Professional customer segment sales growth strongly outpacing balance of chain
- Significant reductions to retail turnover and increases to average manager tenure
- Inventory reduction at Q3 quarter end despite 14% YTD sales growth and 7% store growth
- Free Cash flow in excess of $39M
- Paid down nearly $30M of Long Term Debt

(1) See Non-GAAP EPS reconciliation in appendix for detail
(2) See Adjusted EBITDA reconciliation in appendix for detail

Note: All 2015 financial information is unaudited.

2015 Full Year Outlook

($ Millions, except per share amounts)	2015	2014	Growth
Sales	Approx. $293	$257.2	+ Approx. 14%
Comparable Store Sales Growth	+ Mid-single digits	(0.4%)	
Non-GAAP Earnings per Share (1)	$0.31 to $0.33	$0.23	+ 35% - 43%

(1) See Non-GAAP EPS reconciliation in appendix for detail

Note: All 2015 financial information is unaudited.

Leading Specialty Retailer of Tile



1985 – **2011**

Establishment of Successful Model



2012 – **2014**

Investment Phase



2015 →

2015 & Beyond

The Tile Shop
WWW.TILESHOP.COM

1985 2011

Establishment of Successful Model

Differentiation Points Enable Best in Class Margins


Broad Product Assortment
Vertically Integrated Value Chain
Striking Visual Product Presentation
Knowledgeable and Motivated Sales Force

Striking Visual Product Presentation

Over 50 Full-Room Tiled Displays Showcasing Creative Ideas and Unique Combinations







Display "vignettes" are the catalyst for a strong mix of finishing and accessory products such as profiles, bullnose, thresholds, corner shelves, etc.

Differentiation Points Enable Superior EBITDA Margins


2014 Total Company Adjusted EBITDA Margin
11%
11%
12%
13%
12%
15%
15%
16%
18.5%
Mattress Firm
Pier 1 Imports
Lowe's
Select Comfort
Lumber Liquidators
Williams Sonoma
The Home Depot
Bed Bath & Beyond
The Tile Shop

All EBITDA calculations utilize public data with the standard calculation of Adjusted EBITDA as (Operating Income + D&A + Stock-Based Compensation). Additionally, if any of the public peers identify non-cash and non-recurring items as Non-GAAP add backs in Investor Presentations or Financial Statements then such items have been incorporated into our calculations.


2012
2014
Investment Phase

2012-2014: Significant Investments for Future Growth

- Doubling of Store Base
- New Distribution and Manufacturing Facilities
- Corporate and IT Infrastructure
- Public Company Costs

Investments significantly impacted capital intensity, SG&A % and EBITDA margin

Doubling of Store Base

54 New Store Openings from 2012-2014, more than doubling the store count from the end of 2011. Majority of 54 openings were in new markets.

Growth rate of store openings tripled over the period


Store Count
(end of year)
9% CAGR in store count over the period
26% CAGR in store count over the period
31
32
38
41
43
48
53
68
88
107
14 States
31 States
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Rent, Taxes, CAM, Other Occupancy and certain Wages fully incurred at store opening while revenue is immature

New Distribution & Manufacturing Facilities

- Built Manufacturing capability at Ridgeway, VA in 2012-2013
- Opened Durant, OK Distribution and Manufacturing facility in 2013 to support Southwest growth
- No significant additional investments needed in the near term



Distribution Center and Manufacturing Capital Expenditures

($ in Millions)


$8.7
$8.2
$2.9
2012
2013
2014



2015 and Beyond

2015 Strategic Initiatives

- Retail Talent Identification & Training
- Expand Focus on Professional Customer
- Increase Marketing Effectiveness
- Adjust Pace of Store Growth & continue to Optimize Store Size

Retail Talent Identification and Training

1. Improved **hiring and selection process** for Store Managers
   - Multiple strong candidates competing
   - Robust interview process including CEO
   - Goal is to have a manager at a new store opening at least 30 days in advance of opening
2. Accelerate the utilization of **Market Manager positions**
   - Market Manager positions launched in fall of 2014, currently covering almost the entire store base
   - Currently 20 senior store managers responsible for their individual store and the surrounding market
     - Responsibility is to drive growth, reduce turnover and lead talent development
     - Incremental compensation opportunities for total market financial performance, new store performance, turnover reductions and manager candidate development.
   - Plan to have all stores covered by a market manager in early 2016
3. Significantly increase **"Manager In Training" candidates** receiving full classroom and on-the-job training programs, resulting in improved manager placements and transitions

Pro Mix has increased dramatically in 2015, accelerating each quarter


Pro Mix % of Total Revenue - Increase vs. 2014
+100bps
+200bps
+300bps
Q1
Q2
Q3

Growing the Mix of Pro is a Proven Enabler to Achieving Higher Total Store Sales Volume


Average Pro Mix by Total Annual Revenue
Pro Mix % of Total Store Sales
<25%
>40%
Growth of Pro Mix % = Growth of Store
<$2M
$5M+
Annual Total Store Revenue

Goals of 2015 Strategic Initiatives

- Consistently achieve positive comparable store sales growth ✓
- Improve 2013-2015 new store sales productivity ✓
- Increase Pro Segment mix of sales ✓
- Decrease retail turnover ✓
- Increase Adj. EBITDA Margin ✓

2016 Strategic Initiatives

- Retail Talent Development
- Continue to Grow our Pro Business
- Strong Execution of Unit Growth
  - Increase annual growth to 8 to 12%
  - Openings focused in current markets
  - Targeted store size of mid-teens or less (square feet, thousands)

Store Growth


Store Count
(end of year)
9% CAGR in store count over the period
26% CAGR
8-12% CAGR
~150
Stores
31
32
38
41
43
48
53
68
88
107
114
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E

- Plan is for 8-12% Store Growth over the next several years
- Majority of openings will be in existing markets, leveraging brand awareness, marketing efficiency and existing distribution
- Average size will continue to decline with targeted openings of mid-teens square feet or less


(thousands)
Average Square Footage per Store
23.2k
22.9k
22.2k
21.8k
2012
2013
2014
2015

2018 Goals


($ in Millions)
Revenue
$183
$229
$257
Approx. $293
Approx. $400
2012
2013
2014
2015
2016E
2017E
2018E


Adjusted EBITDA Margin
28%
24%
18.5%
+100 to 200bps
+ Approx. 100bps
+ Approx. 100bps
+ Approx. 100bps
2012
2013
2014
2015
2016E
2017E
2018E

WWW.TILESHOP.COM

Appendix

Q3 2015 YTD Non-GAAP EPS and EBITDA Reconciliations

Non-GAAP Net Income ($ in thousands, except share and per share data)	Nine months ended September 30, 2015	2014
Reported income before income taxes	$ 20,295	$ 15,072
Loss on extinguishment of debt	194	-
Special charges	952	1,544
Non-GAAP net income before taxes	21,441	16,616
Provision for income taxes	8,858	6,646
Non-GAAP net income	$ 12,583	$ 9,970
Weighted average basic shares outstanding	51,137,650	51,006,610
Weighted average diluted shares outstanding	51,254,547	51,103,216
Basic earnings per share	$ 0.25	$ 0.20
Diluted earnings per share	$ 0.25	$ 0.20

Adjusted EBITDA ($ in thousands)	Nine months ended September 30, 2015	2014
Net income	$ 11,910	$ 9,041
Interest expense	2,101	2,352
Income taxes	8,385	6,031
Depreciation and amortization	16,597	14,302
Special charges	952	1,544
Stock-based compensation	4,226	3,910
Adjusted EBITDA	$ 44,171	$ 37,180

Note: All 2015 financial information presented on this slide is unaudited.

2015 Full Year Outlook Non-GAAP EPS and EBITDA Reconciliations

Non-GAAP Net Income Guidance Reconciliation (Unaudited)

($ in millions)	2015 Full Year
Income before income taxes	$25 - $27
Loss on extinguishment of debt	approx. $0.2
Special charges	approx. $1.2
Non-GAAP net income before taxes	$26 - $28
Provision for income taxes	$10 - $11
Non-GAAP net income	$16 - $17
Fully diluted shares outstanding	approx. 51 million
Non-GAAP Diluted Earnings per Share	$0.31 to $0.33

Adjusted EBITDA Guidance Reconcilation (Unaudited)

($ in millions)	2015 Full Year
Net Income	$15 - $16
Interest Expense	approx. $2.5
Income Taxes	$10 - $11
Depreciation and amortization	approx. $23
Special charges	approx. $1.2
Stock-based compensation	approx. $5
Adjusted EBITDA	$57 - $60

Historical Non-GAAP EPS and EBITDA Reconciliations

Non-GAAP Net Income ($ in thousands, except share and per share data)	Twelve months ended December 31, 2014	Twelve months ended December 31, 2013
Reported income (loss) before income taxes	$ 17,929	$ (23,718)
Change in fair value of warrants	-	54,219
Nonrecurring costs	1,848	2,216
Non-GAAP net income before taxes	19,777	32,717
Provision for income taxes	(8,144)	(13,087)
Non-GAAP net income	$ 11,633	$ 19,630
Weighted average basic shares outstanding	51,015,354	49,600,396
Weighted average diluted shares outstanding	51,029,790	50,362,417
Basic earnings per share	$ 0.23	$ 0.40
Diluted earnings per share	$ 0.23	$ 0.39

Adjusted EBITDA ($ in thousands)	Twelve months ended December 31, 2014	Twelve months ended December 31, 2013
Net income (loss)	$ 10,547	$ (35,660)
Interest expense	3,141	2,581
Income taxes	7,382	11,942
Change in fair value of warrants	-	54,219
Depreciation and amortization	19,925	14,316
Nonrecurring costs	1,848	2,216
Stock-based compensation	4,617	4,680
Adjusted EBITDA	$ 47,460	$ 54,294

Pro-forma Non-GAAP Net Income ($ in thousands, except per share data)	Twelve months ended December 31, 2012
Reported income (loss) before income taxes	$ (48,889)
Change in fair value warrants	82,063
Deferred compensation expense	3,897
Non-recurring equity related and other unusual costs	400
Pro-forma non-GAAP net income before taxes	37,471
Pro forma provision for income taxes	14,989
Pro-forma non-GAAP net income	$ 22,482
(1) Weighted average basic shares outstanding	42,562,617
(1) Weighted average diluted shares outstanding	43,958,564
Basic earnings per share	$ 0.53
Diluted earnings per share	$ 0.51

Adjusted EBITDA ($ in thousands)	Twelve months ended December 31, 2012
Net income (loss)	$ (46,887)
Interest expense	1,252
Income taxes	(2,002)
Change in fair value warrants	82,063
Depreciation and amortization	10,530
Deferred compensation expense	3,897
Non-recurring equity related and other unusual costs	400
Stock-based compensation	1,381
Adjusted EBITDA	$ 50,634

114 Store Locations by State as of Dec. 31, 2015

Arkansas (1)
Little Rock

Arizona (2)
Scottsdale
Tempe

Colorado (3)
Greenwood Village
Littleton
Westminster

Connecticut (2)
Danbury
Norwalk

Delaware (1)
Wilmington

Florida (4)
Altamonte Springs
Brandon
Jacksonville
Tampa

Georgia (2)
Dunwoody
Marietta

Iowa (1)
Des Moines

Illinois (10)
Chicago (Lincoln Park)
Countryside
Deerfield
Geneva
Lake Zurich
Lombard
Naperville
Schaumburg
Skokie
Tinley Park

Indiana (3)
Fort Wayne
Greenwood
Indianapolis

Kansas (2)
Overland Park
Shawnee

Kentucky (3)
Florence
Lexington
Louisville

Massachusetts (3)
Avon
Natick
Shrewsbury

Maryland (4)
Columbia
Glen Burnie
Rockville
Timonium

Michigan (6)
Ann Arbor
Bloomfield Hills
Canton
Farmington
Grand Rapids
Sterling Heights

Minnesota (6)
Bloomington
Burnsville
Coon Rapids
Plymouth
Roseville
Woodbury

Missouri (4)
Ellisville
Independence
St. Peters
Sunset Hills

Nebraska (1)
Omaha

New Jersey (5)
Edison
Livingston
Moorestown
North Plainfield
Rochelle Park

New Mexico (1)
Albuquerque

New York (7)
Albany
Buffalo
Commack
Lynbrook
Rochester
Scarsdale
Westbury

North Carolina (4)
Charlotte
Matthews
North Charlotte
Raleigh

Ohio (8)
Centerville
Cincinnati
Columbus
Mentor
North Olmsted
Oakwood Village
Sharonville
Toledo

Oklahoma (2)
Oklahoma City
Tulsa

Pennsylvania (5)
King of Prussia
Langhorne
Montgomeryville
Robinson
Wexford

Rhode Island (1)
Warwick

South Carolina (2)
Columbia
Greenville

Tennessee (3)
Knoxville
Memphis
Nashville

Texas (9)
Austin (Gateway)
Austin (South)
Dallas
Haltom City
Plano
San Antonio East
San Antonio West
Southlake
The Colony

Virginia (6)
Glen Allen
Manassas
Springfield
Sterling
Vienna
Virginia Beach

Wisconsin (3)
Brown Deer
Madison
West Allis

Store Map



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME

The Tile Shop
WWW.TILESHOP.COM